UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2009 (December 9, 2009)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue, Waltham
Machachussetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        REGULATION FD DISCLOSURE

On December 9, 2009, American DG Energy Inc. (the “Company”) will present to certain investors a slide-show presentation (the “Presentation”) including certain forward-looking statements about the Company’s future financial performance that involve risks and uncertainties.

The Presentation described above is furnished herewith as Exhibit 99.1.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description of Exhibit

99.1	Slide Show Presentation dated December 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 9, 2009

AMERICAN DG ENERGY INC.

By:	/s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer